UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 7, 2025

Seer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39747	82-1153150
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Suite 102

Redwood City, California 94065

(Address of principal executive offices, including zip code)

650-453-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEER	The NASDAQ Stock Market LLC (The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 7, 2025, Seer, Inc. (the "Company") notified The Nasdaq Stock Market LLC (“Nasdaq”) that following the Company's 2025 Annual Meeting of Stockholders (the "Annual Meeting"), the Company will no longer be in compliance with the Nasdaq Listing Rule 5605(c)(2)(A), which requires that (i) the Audit Committee of the Company's Board of Directors (the “Audit Committee”) be composed of at least three members, and (ii) that one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Company intends to rely on the cure period provided by the Nasdaq Listing Rule 5605(c)(4)(B). The Company is evaluating the appropriate membership and composition of its Board of Directors ("Board") and Board committees and intends to regain compliance with the Nasdaq Listing Rule 5605(c)(2)(A) prior to the expiration of the applicable cure period granted under the Nasdaq Listing Rule 5605(c)(4)(B).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 7, 2025, the Company held the Annual Meeting. Present at the meeting in person virtually or by proxy were holders of the Company's Class A and Class B common stock, representing 85,881,548, or approximately 90.16%, of the 95,250,943 eligible votes, constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.
To elect each of Omid Farokhzad, M.D., Meeta Gulyani, Terrance McGuire, Robert Langer, Sc.D., Dipchand (Deep) Nishar, and Nicolas Roelofs, Ph.D. as a director; and
2.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal One – Election of Directors

Each of the six director nominees were elected to the Board to serve until the 2026 annual meeting of stockholders by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Omid Farokhzad, M.D.	68,782,390	912,462	16,186,696
Meeta Gulyani	69,079,404	615,448	16,186,696
Terrance McGuire	59,664,040	10,030,812	16,186,696
Robert Langer, Sc.D.	68,949,736	745,116	16,186,696
Dipchand (Deep) Nishar	63,147,525	6,547,327	16,186,696
Nicolas Roelofs, Ph.D.	63,834,301	5,860,551	16,186,696

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,859,701	4,444	17,403	-

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements are based on the Company’s beliefs and assumptions and on information currently available to it on the date hereof. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These and other risks are described more fully in the Company’s other filings with the Securities and Exchange Commission, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company files with the Securities and Exchange Commission from time to time. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEER, INC.

Date: July 8, 2025	By:	/s/ David Horn
David Horn
President and Chief Financial Officer